UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-27622	54-1796693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street
Abingdon, Virginia 24210-1128
(Address of principal executive offices, including zip code)

(276) 628-9181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2017, Highlands Bankshares, Inc. announced the planned retirements of James D. Moore, Jr., M.D. Non-Executive Chairman, and H. Ramsey White, Jr., D.D.S. and the election of Robert W. Moser, Jr. as Non-Executive Chairman effective January 1, 2018.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Announcement regarding the planned retirements of Directors James D. Moore, Jr., M.D. and H. Ramsey White, Jr., D.D.S. and the election of Robert W. Moser, Jr. as Non-Executive Chairman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2017	HIGHLANDS BANKSHARES, INC.

		By:	/s/ John H. Gray
John H. Gray
Chief Financial Officer